Exhibit 32.1

Certification Pursuant to Section 1350 of Title 18 of the United States Code, as Adopted

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Brown & Brown, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, J. Powell Brown, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. § 78m or § 78o(d)); and
(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 30, 2019

/s/ J. Powell Brown
J. Powell Brown
President and Chief Executive Officer